UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 4, 2005


                             URANIUM RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     0-17171                75-2212772
            --------                     -------                ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
         incorporation)                                    Identification No.)



     650 South Edmonds, Suite 108, Lewisville, TX                       75067
       (Address of principal executive offices)                        Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)




              Exhibit Index Begins on Sequentially Numbered Page 4

Items 7.01 Regulation FD Disclosure and Item 8.01 Other Events.

     On January 4, 2005 the Registrant issued a press release that announced the update of information regarding the operations at its Vasquez insitu leach property in South Texas, its sales volumes for 2004, the signing of an agreement with local South Texas County officials and decisions issued by the Nuclear Regulatory Commission on its New Mexico mining projects.

Item 9.01.  Financial Statements and Exhibits

                  (c)      Exhibits.

                           99.1 - Press Release issued January 4, 2005, by the Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     URANIUM RESOURCES, INC.




Date:    January 4, 2005             /s/ Paul K. Willmott
                                     -------------------------------------------
                                     Paul K. Willmott
                                     President, Chief Executive Officer
                                     and Chairman of the Board of Directors

                                  EXHIBIT INDEX



 Exhibit No.                 Exhibit Description                           Page
 -----------                 -------------------                           ----

     99.1                    Press Release issued January 4,               E-1
                             2005, by the Registrant.